J.P. Morgan Funds
Supplement  dated  August 4, 1999,  to the  following  Statement  of  Additional
Information:

J.P. Morgan Short Term Bond Fund, dated August 2, 1999
J.P. Morgan Global Strategic Income Fund, dated August 2, 1999

The following replaces the third paragraph under the heading "Expenses":

         These limits do not cover extraordinary expenses. These reimbursement arrangements will continue through at least February 28, 2001.